UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2019

Pyxus International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	PYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.05	Costs Associated With Exit or Disposal Activities

On October 9, 2019, the Board of Directors of Pyxus International, Inc. (the “Company”) authorized a cost-saving initiative and restructuring plan (the “Plan”) to cease tobacco processing operations of its Alliance One Tobacco Argentina, S.A. subsidiary’s facility located in El Carril in the Province of Salta in Argentina, with tobacco processing in Argentina to be provided by a third party. The Plan includes a reduction of headcount at this facility and the repurposing of the El Carril facility to receive and warehouse tobacco. Affected employees were first notified of the Plan on December 9, 2019. The Plan is expected to be principally implemented over the next three months.

The Company estimates that the total costs related to the Plan will be in the range of approximately $3.9 million to $6.4 million at current exchange rates, composed of severance expense in the range of approximately $3.5 million to $5.9 million and impairment and other one-time costs related to fixed assets in the range of approximately $0.4 million to $0.5 million. The severance expense will result in future cash expenditures and is expected to be incurred during the quarter ending March 31, 2020. Other one-time cash costs of approximately $0.3 million are expected to be incurred by March 31, 2020.

ITEM 7.01	Regulation FD Disclosure

On December 9, 2019, the Company issued a press release which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Exhibit 99.01 and this Item 7.01 of this report shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language contained therein, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 9, 2019

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr. Senior Vice President – Chief Legal Officer and Secretary

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